Interim Unaudited Condensed Consolidated Statements of Cash Flows - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Dec. 31, 2021
Cash flows from operating activities:
Net income	$ 37,561	$ 29,012	$ 60,277
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,849	1,278	2,811
Deferred tax expense	110	668	255
Amortization of debt issuance costs	547	0	113
Loss on disposal of fixed assets	0	31	4
Share based compensation expense	5,592	2,681	5,815
Change in provision for doubtful debts	0	(33)	(32)
Changes in operating assets and liabilities:
Trade accounts receivable, gross	(14,252)	(19,234)	(17,338)
Inventories	(13,512)	(15,182)	(21,702)
Due from related parties, net	(2)	(12)	(12)
Other assets	(2,079)	(1,067)	(2,380)
Trade accounts payable	1,244	6,040	6,190
Other current liabilities	(4,111)	18,440	26,956
Net cash provided by operating activities	12,947	22,622	60,957
Cash flows from investing activities:
Investment in short-term deposits	(179,000)	(37,000)	(84,000)
Investment in long-term deposits	(15,000)	(10,000)	(32,000)
Purchase of fixed assets	(3,786)	(1,268)	(4,065)
Purchase of intangible assets	(28)	(45)	(111)
Net cash used in investing activities	(197,814)	(48,313)	(120,176)
Cash flows from financing activities:
Proceeds from exercise of share options	2	206	271
Issuance of convertible notes, net	0	0	194,530
Net cash provided by financing activities	2	206	194,801
Effect of change in exchange rate on cash and cash equivalents	(1,037)	9	546
Net increase (decrease) in cash and cash equivalents	(185,902)	(25,476)	136,128
Cash and cash equivalents at beginning of the period	241,943	105,815	105,815
Cash and cash equivalents at end of the period	56,041	80,339	241,943
Supplementary cash flows information:
Income taxes paid	454	153	558
Interest received	1,030	0	1,057
Lease payments	689	481	1,060
Non-cash transactions:
Fixed assets purchased with supplier credit	$ 680	$ 321	$ 339